UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

UTSTARCOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	002-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 9.    Regulation FD Disclosure

The following information is furnished under Item 12, “Results of Operations and Financial Condition.”

On April 16, 2003, UTStarcom, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: April 23, 2003	By:	/s/ Michael J. Sophie
Name: Michael J. Sophie
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release, dated April 16, 2003, issued by UTStarcom, Inc.